(ICON)

Prudential
Equity
Income
Fund

ANNUAL
REPORT
Oct. 31, 1999

(LOGO)

A Message from the Fund's President        December 15, 1999

(PHOTO)

Dear Shareholder,
Over the 12 months ended October 31, 1999, Prudential Equity Income Fund Class A shares had a moderate 5.03% return. However, the market averages over this period were extraordinarily high, continuing a five-year trend of exceptional returns.
Although the Lipper Equity Income Fund Average also trailed the overall market, it provided a higher return than Prudential's fund. This year's underperformance is far from satisfactory, but even including this year's trailing return, Fund Manager Warren Spitz is ahead of the Lipper average over the past three years (52.01% for Class A shares versus the Lipper average of 51.63%). What has changed?

Since the 1997 economic downturn in Asia, investors have been very skittish about growth prospects. By and large, they have concentrated their attention on technology and telecommunications stocks that they seem to believe are on growth trajectories that cannot be stopped. Other stocks, including shares in well-managed companies that play essential roles in the global economy, have not done well. Over Prudential Equity Income Fund's reporting period, for example, the top 10 stocks in the Russell 1000 Index (representing the 1,000 largest
U.S. companies by total market value)--all telecommunications, Internet, or media related--quadrupled or better in value, while about two-fifths of the listings had negative returns. The gap between growth-stock and value-stock returns has not been as great in 20 years.

Warren Spitz is a strict value investor, whose strategy goes right against the grain of recent market trends, but which has had excellent long-term success. For some time now, he has been focused in economic sectors that have been out of favor because many investors thought they were dependent on strong economic growth for an earnings surge. Some of these industries have benefited from the recent increase in confidence; the Fund's aluminum, chemicals, and investment banks generally turned in returns above 30%. These were balanced by poor performance by consumer-related, energy, and real estate stocks. In the following pages, Warren Spitz explains why he believes his portfolio is well positioned to benefit should growth continue to strengthen in the world's three major economic regions--the Pacific, Europe, and the United States.

Yours sincerely,

John R. Strangfeld
President
Prudential Equity Income Fund

Performance Review

(PHOTO)
Warren Spitz
Fund Manager

Investment Goals and Style
Prudential Equity Income Fund seeks both current income and capital appreciation by investing primarily in stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) or the NYSE
Composite Index. It emphasizes stocks that are considered undervalued, given their earnings, cash flow, or asset values. There can be no assurance that the Fund will achieve its investment objective.

In investing, herd behavior leaves you exposed
We buy shares in good businesses when they are inexpensive;
we expect to benefit when other investors come to see their value. Recently, that strategy has not worked very well. On economic and business grounds, the companies we own are sound, with excellent prospects for profit growth, but the stocks of many of them remain unpopular. As the chart on page 3 shows, value investing in the Russell 1000 (which includes both large-cap and mid-cap stocks) is trailing growth investing by the greatest margin in 20 years.

On October 31, 1999, less than 1% of our assets were in technology companies, which is where the market gains have been concentrated. We understand that technological developments may be driving economic growth, but technology companies are competing against one another. There are likely to be substantial losers even in a booming market. Moreover, if a firm's profits are only modest, it is hard to justify the large premiums now being paid for technology stocks. By contrast, many of the firms we own dominate their markets, as described in our five largest holdings table, and demand for their products is likely to rise over the long term. In addition, as European and Asian economies accelerate, the profits of our holdings may increase substantially. We believe they also have much less risk of a profitless future than many technology companies. (Indeed, many of the high-flying Internet stocks have little or no current profits.) We expect more investors to realize this eventually, although it may take a few technology stock disasters to have a full impact.

Industrials respond to global growth
Industrials made up more than a third of our assets at period end. Aluminum (Alcoa and Reynolds Metals Co.) accounted for 10%. Many of the basic materials companies became proficient cost-cutters when they were in a difficult environment; they are now poised to benefit from rising demand. Consolidation in the industry is concentrating market power and helping prevent the construction of additional capacity. More business,

Portfolio Composition
Expressed as a percentage of net assets
as of 10/31/99

Industrial            34.9%
Finance               27.1
Consumer Cyclicals    15.4
Consumer Growth        9.0
Energy                 8.5
Utility                3.7
Technology             0.8
Cash & Equivalents     0.6
greater pricing power, and lower costs are a very powerful recipe for profit growth. Investors seemed to realize this in the value-stock-dominated market of April 1999. It accounted for most of the 56% gain in our reporting period of Alcoa, our largest holding. A temporary increase in uncertainty about Asia cut that bull market for value stocks short. Other basic materials are playing out the same scenario, but slower: paper (e.g., Georgia-Pacific Corp., up 55%); steel (e.g., US Steel, up 14%); and chemicals (e.g., Dow Chemical Co., up 31%).

Although our industrials have generally performed well, steel is still suffering from the competition from foreign producers triggered by the Asian crisis. Although inventories have fallen, pricing has been slow to rise. Little or no new capacity has been added, however, so the recovery of global growth should soon tilt the supply/demand balance toward producers.

Financials bounced back
Financial stocks had suffered in the 1998 crisis because investors feared they might have been exposed to the emerging markets or to other financial companies that had such exposure. Our holdings are focused on securities brokers and real estate firms. Securities brokers also were

Performance at a Glance
Cumulative Total Returns1                         As of 10/31/99
                                  One     Five      Ten       Since
                                  Year    Years    Years    Inception2
Class A                           5.03%   95.94%    N/A       240.99%
Class B                           4.25    88.79    209.95%    288.92
Class C                           4.25    88.79     N/A        89.64
Class Z                           5.28     N/A      N/A        60.19
Lipper Equity Income Fund Avg3    9.56   115.32    232.14       ***
S&P 500 Index4                   25.66   217.68    414.54      ****

Average Annual Total Returns1                             As of 9/30/99
            One      Five     Ten        Since
            Year     Years    Years    Inception2
Class A     6.88%    13.32%    N/A       12.94%
Class B     6.69     13.52    11.68%     11.33
Class C     9.57     13.41     N/A       13.06
Class Z    12.83      N/A      N/A       14.19

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper
Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 1/2/87;
Class C, 8/1/94; Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Equity Income Fund category. The Lipper average is unmanaged. Equity Income funds, by prospectus and portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equity securities.

4 The Standard & Poor's 500 Composite Stock Price
Index (S&P 500(R) Index) is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed.
These returns do not include the effect of any operating expense of a mutual fund. These returns would be lower if they included the effect of operating expenses. The S&P 500 Index is not the only index that may be used to characterize performance of stock funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

"Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's
500", and "500" are trademarks of The McGraw-Hill Companies, Inc.

***Lipper Since Inception returns are 241.18% for Class A,
315.42% for Class B, 117.70% for Class C, and 65.49% for
Class Z, based on all funds in each share class.

****The S&P 500 Index Since Inception returns are 18.61% for Class A, 16.50% for Class B, 25.52% for Class C, and
24.93% for Class Z.

Review Cont'd.

vulnerable to a slowdown in U.S. stock market activity, which has been a major source of revenue. When global financial markets stabilized and U.S. markets resumed their climb, the beaten-down brokerages recovered. In addition to Lehman Brothers Holdings, Inc. (see our five largest holdings table), we had significant investments in PaineWebber Group, Inc. and Bear Stearns Cos., Inc.

A real estate investment trust (REIT) turns real estate into more liquid investments by buying property and issuing stock. When a national REIT buys apartment or office buildings across the country, it can buy electrical and telecommunications services, carpeting, furniture, and maintenance supplies more cheaply than smaller firms.
By buying real estate and adding these benefits of national scale and good management, the REIT adds value. They are one of our largest industry holdings, but have suffered from the market preference for fast growth and large companies.

Consumer stocks hurt
We own a variety of consumer cyclical stocks (which sell products that consumers are more likely to buy in a growing economy), including automakers and retailers. We took our profits and sold our last shares of Daimler-Chrysler, which had moved up dramatically. However, overall, this sector trailed the market. Among consumer growth companies, those associated with tobacco, such as RJR Nabisco Holdings Corp. and Philip Morris Companies, Inc., fell substantially. These stocks are so inexpensive because the market is, in effect, paying an investor to take the tobacco business along with the stronger food businesses due to fear of potential litigation settlements. Our largest energy holding--McDermott International, Inc.--is a diversified company with a major oil service business. It fell when oil was cheap, but the recent jump in prices, together with falling oil reserves, bode well for its prospects.

Five Largest Holdings           Expressed as a percentage of net assets
                                as of 10/31/99

Security/Industry               Comments
% of Net Assets

Alcoa Inc.
Aluminum
6.4% The world's largest aluminum company, its acquisition of Reynolds Metals Co. will bring it to more than 300 operating locations. General industry consolidation and internal productivity improvements should multiply the impact of growing global demand. Sales grew 15% in 1998.

Lehman Brothers Hldgs., Inc.
Financial Services
6.3%                             A leading investment bank, it is
                                maintaining good cost control while
                                growing. Robust earnings gains over
                                the past five years, including 14%
                                growth in the Asia-crash year of
                                1998. Still sells for less than ten
                                times earnings. Tremendous appreciation
                                potential if it should approach the
                                industry price/earnings multiple.

Dow Chemical Co.
Chemicals
4.8% Second largest chemical company in the United States. It is acquiring Union Carbide. It is very well diversified, so not at the mercy of any single chemical commodity price, and is sensitive to global economic growth.

Hanson PLC, ADR
Misc. Industrial
4.2%                            After recent acquisition, now the
                                world's largest producer of aggregates.
                                Generating large quantities of free
                                cash, much of which is used for
                                acquisitions. Should be a major
                                beneficiary of the Highway Bill.

Equity Residential
Properties Trust
Real Estate Investment Trust
3.7%                            Largest multi-unit housing REIT in
                                the United States (by sales).
                                Exclusively in apartments. Consistent
                                modest growth in cash flow and
                                dividends (things we particularly
                                like to see).

Looking Ahead
Momentum--buying what has already become expensive--is usually a poor investment strategy. Over the past 30 years, it would have been a disastrous policy to follow, but it has paid off for short periods of time. We are now in the longest period of success for momentum investing since the late 1960s. This hurt us because our holdings on October 31, 1999, were below the average in price/ earnings ratio even when compared only with value funds.1 We believe there are many ways our economy has changed over the past decade, but neither human nature nor the economy is likely to have changed so much that buying the most expensive stocks will continue to pay off indefinitely. We had a taste in April of what a correction in that trend would be, and we benefited. We are well positioned should investors once again want to plant their feet on firm ground.

1 Prudential Investments' calculations for the holdings reported by Morningstar for October 31, 1999. Although the most recent and objective available data, reporting lags mean that these listings do not necessarily represent most other funds' holdings on that date. However, Prudential priced all the reported holdings at 10/31/99.

We have been in unusual times
(GRAPH)

The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, based on total market capitalization.

The Russell 1000 Value Index contains those Russell
1000 securities with a less-than-average growth orientation. Securities in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values than more growth-oriented securities in the Russell 1000 Growth Index.

The Russell 1000 Growth Index contains those Russell
1000 securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

The performance cited does not represent the performance of Prudential Equity Income Fund. The total return values include the reinvestment of all dividends. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Source: Lipper, Inc. and Prudential Investments.

Portfolio of Investments as
of October 31, 1999                       PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--99.6%
COMMON STOCKS--94.4%
------------------------------------------------------------
Airlines--3.7%
      956,300   AMR Corp.(a)(b)                    $   60,725,050
      224,100   US Airways Group, Inc.(a)               6,274,800
                                                   --------------
                                                       66,999,850
------------------------------------------------------------
Aluminum--10.1%
    1,895,900   Alcoa Inc.(b)                         115,175,925
    1,076,384   Reynolds Metals Co.                    65,053,958
                                                   --------------
                                                      180,229,883
------------------------------------------------------------
Apparel--0.7%
      688,200   Kellwood Co.                           12,172,538
------------------------------------------------------------
Automobiles & Trucks--3.9%
      445,218   Delphi Automotive Systems Corp.         7,318,271
      335,800   Ford Motor Co.(b)                      18,427,025
      637,000   General Motors Corp.                   44,749,250
                                                   --------------
                                                       70,494,546
------------------------------------------------------------
Building & Construction--1.6%
      680,600   Kaufman & Broad Home Corp.             13,654,538
      725,100   Ryland Group, Inc.                     14,955,187
                                                   --------------
                                                       28,609,725
------------------------------------------------------------
Chemicals--6.1%
      735,700   Dow Chemical Co.(b)                    86,996,525
      487,200   Lyondell Chemical Co.                   5,907,300
      848,028   Millennium Chemicals, Inc.             15,688,518
                                                   --------------
                                                      108,592,343
------------------------------------------------------------
Diversfied Consumer Products--0.8%
      217,000   Eastman Kodak Co.                      14,959,437
------------------------------------------------------------
Diversified Operations--0.6%
      819,700   Tomkins PLC, ADR (United
                  Kingdom)(b)                          11,475,800
Electrical Equipment--0.9%
      596,000   Esterline Technologies Corp.(a)    $    8,195,000
      360,800   Newport Corp.(b)                        7,035,600
                                                   --------------
                                                       15,230,600
------------------------------------------------------------
Energy Systems--2.8%
    2,819,500   McDermott International, Inc.          51,103,437
------------------------------------------------------------
Financial Services--12.8%
      997,455   Bear Stearns Cos., Inc.                42,516,520
      322,500   Edwards (A.G.), Inc.                    9,695,156
    1,434,300   Hanvit Bank, GDR (South
                  Korea)(a)                            10,757,250
    1,545,900   Lehman Brothers Holdings, Inc.        113,913,506
    1,311,300   PaineWebber Group, Inc.                53,435,475
                                                   --------------
                                                      230,317,907
------------------------------------------------------------
Forest & Paper--3.8%
      778,800   Georgia-Pacific Corp.(b)               30,908,625
    1,283,400   Louisiana-Pacific Corp.                16,283,138
      204,700   Potlatch Corp.                          8,635,781
      198,000   Weyerhaeuser Co.(b)                    11,818,125
                                                   --------------
                                                       67,645,669
------------------------------------------------------------
Gas Pipelines--0.6%
      942,360   TransCanada Pipelines Ltd.(b)          11,367,218
------------------------------------------------------------
Health Care Services--3.4%
    1,017,300   Columbia/HCA Healthcare Corp.          24,542,362
    1,148,100   Humana Inc.(a)                          7,893,188
       53,542   LifePoint Hospitals, Inc.(a)              632,465
    1,980,000   PhyCor, Inc.(a)                         4,950,000
    1,125,300   Tenet Healthcare Corp.(a)              21,873,019
       53,542   Triad Hospitals, Inc.(a)                  522,034
                                                   --------------
                                                       60,413,068
------------------------------------------------------------
Insurance--2.0%
      200,700   Marsh & McLennan Cos., Inc.            15,867,844

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of October 31, 1999                      PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares          Description                         Value (Note 1)
------------------------------------------------------------
Insurance (cont'd.)
      779,000   Ohio Casualty Corp.(b)             $   12,999,562
      353,200   Selective Insurance Group, Inc.         6,600,425
                                                   --------------
                                                       35,467,831
------------------------------------------------------------
Machinery--2.4%
       14,600   Cascade Corp.                             133,225
      167,600   Commercial Intertech Corp.              2,126,425
    1,100,100   Flowserve Corp.                        18,564,187
      200,000   Graco, Inc.                             6,700,000
      150,000   Regal-Beloit Corp.                      3,262,500
      600,000   United Dominion Industries, Ltd.
                  (Canada)                             12,712,500
                                                   --------------
                                                       43,498,837
------------------------------------------------------------
Mining
       67,658   Ashanti Goldfields Co. Ltd., GDR
                  (Africa)                                321,376
------------------------------------------------------------
Miscellaneous Industrial--4.2%
    1,967,200   Hanson PLC, ADR (United Kingdom)       76,106,050
------------------------------------------------------------
Oil & Gas Exploration/Production--6.2%
      703,200   Noble Affiliates, Inc.                 17,799,750
      990,000   Occidental Petroleum Corp.             22,584,375
    1,157,400   Pennzoil-Quaker State Co.              13,671,787
    2,468,327   Pioneer Natural Resources Co.(b)       23,140,566
      481,200   Stillwater Mining Co.(a)                9,684,150
      371,377   Total Fina SA, ADR (France)            24,766,199
                                                   --------------
                                                      111,646,827
------------------------------------------------------------
Paper & Packaging--1.1%
      752,300   Gibson Greetings, Inc.                  3,667,463
    1,332,100   Longview Fibre Co.                     15,152,637
                                                   --------------
                                                       18,820,100
------------------------------------------------------------
Real Estate Investment Trust--12.1%
      584,100   Capital Automotive REIT                 7,447,275
    2,607,800   Crescent Real Estate Equities,
                  Inc.                                 43,517,662
    1,142,900   Crown American Realty Trust             7,000,263
      553,826   Equity Office Properties Trust         12,253,400
    1,589,000   Equity Residential Properties
                  Trust                            $   66,440,062
      538,500   Gables Residential Trust               13,024,969
      525,000   Glimcher Realty Trust                   7,776,563
      406,200   Manufactured Home Communities,
                  Inc.                                  9,469,537
      164,900   TriNet Corporate Realty Trust,
                  Inc.                                  3,803,006
    1,243,300   Vornado Realty Trust                   39,397,069
      351,400   Walden Residential Properties,
                  Inc.                                  7,533,138
                                                   --------------
                                                      217,662,944
------------------------------------------------------------
Retail--4.8%
      801,093   Limited, Inc. (The)                    32,944,950
      145,900   Dillard's, Inc.                         2,753,863
    1,726,500   Heilig-Meyers Co.                       7,553,437
    2,462,520   Nabisco Group Holdings Corp.           31,551,037
      481,400   Penney (J.C.) Co., Inc.(b)             12,215,525
                                                   --------------
                                                       87,018,812
------------------------------------------------------------
Steel--3.5%
      938,900   AK Steel Holding Corp.                 16,254,706
    1,188,000   Bethlehem Steel Corp.                   8,241,750
    1,497,400   USX Corp.-U.S. Steel Group             38,277,288
                                                   --------------
                                                       62,773,744
------------------------------------------------------------
Telecommunication Services--1.6%
      354,700   Telecomunicacoes Brasileras SA,
                  ADR (Brazil)                             11,084
      327,200   Telefonos de Mexico, SA,
                  ADR (Mexico)(b)                      27,975,600
                                                   --------------
                                                       27,986,684
------------------------------------------------------------
Tobacco--2.3%
      925,600   Philip Morris Companies, Inc.          23,313,550
      820,840   R.J. Reynolds Tobacco Holdings,
                  Inc.                                 17,801,967
                                                   --------------
                                                       41,115,517
------------------------------------------------------------
Tools--0.6%
      354,800   Snap-on Inc.                           10,777,050
------------------------------------------------------------
Trucking & Shipping--0.6%
      584,600   Yellow Corp.(a)                         9,938,200

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of October 31, 1999                         PRUDENTIAL EQUITY INCOME FUND
------------------------------------------------------------

Shares       Description                            Value (Note 1)
------------------------------------------------------
Waste Management--0.3%
      311,317   Waste Management, Inc.             $    5,720,450
------------------------------------------------------------
Wood Processing--0.9%
      392,700   Rayonier Inc.                          16,100,700
                Total common stocks
                    (cost $1,529,759,689)           1,694,567,143
                                                   --------------
------------------------------------------------------------
PREFERRED STOCKS--4.6%
------------------------------------------------------------
Manufacturing--0.1%
      262,500   Worthington Industries Inc.
                  Conv. 7.25%                           1,640,625
------------------------------------------------------------
Mining--0.1%
       34,500   Hecla Mining Co.,
                  Conv. 7.00%, Ser. B                   1,138,500
------------------------------------------------------------
Retail--1.5%
      608,500   K-Mart Financing I,
                  Conv. 7.75%                          27,344,469
------------------------------------------------------------
Steel--0.7%
      248,300   Bethlehem Steel Corp.,
                  Conv. $3.50                           7,449,000
      118,900   USX-Capital Trust I
                  Conv., 6.75%                          4,778,294
                                                   --------------
                                                       12,227,294
------------------------------------------------------------
Telecommunication Services--1.5%
      354,700   Telebras SA, ADR (Brazil)(b)           27,622,262
------------------------------------------------------------
Transportation-Road & Rail--0.7%
      241,500   Union Pacific Capital Trust            11,773,125
                                                   --------------
                Total preferred stocks
                    (cost $105,418,275)                81,746,275
                                                   --------------
Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description                  Value (Note 1)
------------------------------------------------------
CONVERTIBLE BONDS--0.6%
------------------------------------------------------------
Real Estate Investment Trust--0.2%
B3            $  3,761   Malan Realty Investors,
                           Inc.,
                           Conv. 9.50%, 7/15/04,
                           Sub. Deb.                  $    3,403,705
------------------------------------------------------------
Retail--0.4%
B2               7,921   Charming Shoppes Inc.
                           Conv. 7.50%, 7/15/06            7,287,320
                                                      --------------
                         Total convertible bonds
                           (cost $11,819,331)             10,691,025
                                                      --------------
                         Total long-term investments
                           (cost $1,646,997,295)       1,787,004,443
                                                      --------------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--7.0%
------------------------------------------------------------
Commercial Paper--4.1%
                         Bombardier Capital Inc.
                 7,000   5.55%, 11/15/99(c)                6,982,733
                11,000   5.60%, 11/12/99(c)               10,977,756
                11,000   Burlington Resources, Inc.
                           5.50%, 11/01/99(c)             10,994,958
                10,000   Coastal Corp.
                           5.58%, 11/17/99(c)              9,972,100
                17,000   Raytheon Corp.
                           5.50%, 11/12/99(c)             16,965,219
                18,000   Rohm & Hass Co.
                           5.50%, 11/01/99(c)             17,991,750
                                                      --------------
                         Total commercial paper
                           (cost $73,884,516)             73,884,516
                                                      --------------
------------------------------------------------------------
Loan Participation--0.6%
                11,000   Tyson Foods, Inc.
                           5.47%, 11/01/99(c)
                           (cost $11,000,000)             11,000,000
------------------------------------------------------------
Time Deposit--1.5%
                27,660   First Union National Bank
                           5.28%, 11/01/99(c)
                           (cost $27,660,000)             27,660,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL EQUITY INCOME FUND
Portfolio of Investments as of October 31, 1999
------------------------------------------------------------

Principal
Amount
(000)           Description                         Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--0.8%
      $14,509   Joint Repurchase Agreement
                  Account,
                  5.21%, 11/1/99
                  (cost $14,509,000; Note 5)       $   14,509,000
                                                   --------------
                Total short-term investments
                  (cost $127,053,516)                 127,053,516
                                                   --------------
------------------------------------------------------------
Total Investments--106.6%
                (cost $1,774,050,811; Note 4)       1,914,057,959
                Liabilities in excess of other
                  assets--(6.6%)                     (118,029,657)
                                                   --------------
                Net Assets--100%                   $1,796,028,302
                                                   --------------
                                                   --------------

---------------
(a) Non-income producing security.
(b) Portion of securities on loan, see Note 4.
(c) Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
PLC--Public Limited Company.
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities                PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1999
Investments, at value (cost $1,774,050,811)...............................................................       $1,914,057,959
Cash......................................................................................................               26,811
Dividends and interest receivable.........................................................................            2,563,303
Receivable for Fund shares sold...........................................................................            1,081,423
Receivable for investments sold...........................................................................              939,039
Receivable for securities lending.........................................................................               68,473
Prepaid expenses..........................................................................................               43,800
                                                                                                                ----------------
   Total assets...........................................................................................        1,918,780,808
                                                                                                                ----------------
Liabilities
Payable to broker for collateral for securities on loan...................................................          112,051,950
Payable for Fund shares reacquired........................................................................            5,537,601
Payable for investments purchased.........................................................................            2,877,737
Distribution fee payable..................................................................................            1,008,480
Management fee payable....................................................................................              775,016
Securities lending rebate payable.........................................................................              438,533
Accrued expenses..........................................................................................               36,290
Foreign withholding tax payable...........................................................................               26,899
                                                                                                                ----------------
   Total liabilities......................................................................................          122,752,506
                                                                                                                ----------------
Net Assets................................................................................................       $1,796,028,302
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $      993,191
   Paid-in capital in excess of par.......................................................................        1,446,540,382
                                                                                                                ----------------
                                                                                                                  1,447,533,573
   Accumulated net realized gains.........................................................................          208,488,456
   Net unrealized appreciation on investments and foreign currencies......................................          140,006,273
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................       $1,796,028,302
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($619,468,527 / 34,191,040 shares of beneficial interest issued and outstanding)....................               $18.12
   Maximum sales charge (5% of offering price)............................................................                  .95
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $19.07
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,006,346,032 / 55,733,634 shares of beneficial interest issued and outstanding)..................               $18.06
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($33,684,824 / 1,865,572 shares of beneficial interest issued and outstanding)......................               $18.06
   Sales charge (1% of offering price)....................................................................                  .18
                                                                                                                ----------------
   Offering price to public...............................................................................               $18.24
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($136,528,919 / 7,528,822 shares of beneficial interest issued and outstanding).....................               $18.13
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
--------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1999
Income
   Dividends (net of foreign withholding taxes
      of $1,072,938)..........................    $   53,601,878
   Interest...................................         1,944,518
   Income from securities loaned, net.........           411,204
                                                 ----------------
      Total income............................        55,957,600
                                                 ----------------
Expenses
   Management fee.............................        10,287,851
   Distribution fee--Class A..................         1,634,495
   Distribution fee--Class B..................        12,006,633
   Distribution fee--Class C..................           369,808
   Transfer agent's fees and expenses.........         4,684,000
   Reports to shareholders....................           340,000
   Custodian's fees and expenses..............           181,000
   Registration fees..........................           145,000
   Trustees' fees and expenses................            36,000
   Insurance..................................            35,000
   Legal fees and expenses....................            26,000
   Audit fee and expenses.....................            25,000
   Miscellaneous..............................            10,464
                                                 ----------------
      Total expenses..........................        29,781,251
                                                 ----------------
Net investment income.........................        26,176,349
                                                 ----------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies
Net realized gain (loss) on:
   Investment transactions....................       218,035,153
   Foreign currency transactions..............        (1,529,033)
                                                 ----------------
                                                     216,506,120
                                                 ----------------
Net change in unrealized appreciation
   (depreciation) of:
   Investments................................      (142,077,401)
   Foreign currencies.........................             2,065
                                                 ----------------
                                                    (142,075,336)
                                                 ----------------
Net gain on investments and foreign
   currencies.................................        74,430,784
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................    $  100,607,133
                                                 ----------------
                                                 ----------------

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
--------------------------------------

                                      Year Ended October 31,
Increase (Decrease)              -------------------------------
in Net Assets                          1999             1998
Operations
   Net investment income........  $   26,176,349   $   37,410,326
   Net realized gain on
      investments and foreign
      currency transactions.....     216,506,120      138,053,262
   Net change in unrealized
      depreciation of
      investments and foreign
      currencies................    (142,075,336)    (224,412,031)
                                  --------------   --------------
   Net increase (decrease) in
      net assets resulting from
      operations................     100,607,133      (48,948,443)
                                  --------------   --------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A...................     (11,212,454)     (14,084,914)
      Class B...................     (11,757,902)     (19,144,502)
      Class C...................        (360,445)        (438,559)
      Class Z...................      (2,845,548)      (2,479,859)
                                  --------------   --------------
                                     (26,176,349)     (36,147,834)
                                  --------------   --------------
   Dividends in excess of net
      investment income
      Class A...................      (1,032,878)              --
      Class B...................      (1,796,239)              --
      Class C...................         (55,705)              --
      Class Z...................        (189,062)              --
                                  --------------   --------------
                                      (3,073,884)              --
                                  --------------   --------------
   Distributions from net realized gains
      Class A...................     (36,735,180)     (54,361,373)
      Class B...................     (73,406,073)    (114,880,805)
      Class C...................      (2,177,750)      (1,798,135)
      Class Z...................      (7,944,744)      (8,584,415)
                                  --------------   --------------
                                    (120,263,747)    (179,624,728)
                                  --------------   --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold....     495,723,387    1,012,745,142
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............     138,241,458      198,544,772
   Cost of shares reacquired....    (908,444,366)    (740,383,287)
                                  --------------   --------------
   Net increase (decrease) in
      net assets from Fund share
      transactions..............    (274,479,521)     470,906,627
                                  --------------   --------------
Total increase (decrease).......    (323,386,368)     206,185,622
Net Assets
Beginning of year...............   2,119,414,670    1,913,229,048
                                  --------------   --------------
End of year(a)..................  $1,796,028,302   $2,119,414,670
                                  --------------   --------------
                                  --------------   --------------
(a)Includes undistributed net
   investment income of.........  $           --   $      500,009
                                  --------------   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Prudential Equity Income Fund (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Composite Stock Price Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the Nasdaq national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value, are valued in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions of $1,529,033 represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of distributions from Real Estate Investment Trusts.

Securities Lending: The Fund may lend securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Fund. For the year ended October 31, 1999, PSI has been compensated approximately $115,300 for these services.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized gains on investments by $22,418,100, increase undistributed net investment loss by $2,573,875 and increase paid-in capital by $19,844,225 for realized foreign currency losses and for redemptions utilized as distibutions for federal income tax purposes. Net investment income, net realized gains and net assets were not affected by these changes.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares for the year ended October 31, 1999, respectively.

PIMS has advised the Fund that it has received approximately $376,500 and $54,600 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 1999, it received approximately $2,448,000 and $30,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').
--------------------------------------------------------------------------------
                                       11

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
As of March 11, 1999, the Fund along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Fund incurred fees of approximately $4,328,000 for the services of PMFS. As of October 31, 1999, approximately $357,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1999, PSI, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $81,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $340,763,609 and $710,716,241, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1999 was $1,662,502,374 and, accordingly, net unrealized appreciation for federal income tax purposes was $139,011,069 (gross unrealized appreciation--$421,699,859; gross unrealized depreciation--$282,688,790).

As of October 31, 1999, the Fund had securities on loan with an aggregate market value of $108,364,179. The Fund received $112,051,950 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1999, the Fund had a 1.5% undivided interest in repurchase agreements in the joint account. The undivided interest for the Fund represented $14,509,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.
--------------------------------------------------------------------------------
                                       12

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1999:
Shares sold......................    16,694,821    $ 317,280,599
Shares issued in reinvestment of
  dividends and distributions....     2,467,403       44,364,034
Shares reacquired................   (22,063,847)    (415,812,468)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................    (2,901,623)     (54,167,835)
Shares issued upon conversion
  from Class B...................     2,822,586       53,289,360
                                    -----------    -------------
Net decrease in shares
  outstanding....................       (79,037)   $    (878,475)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold......................    18,187,422    $ 372,808,932
Shares issued in reinvestment of
  dividends and distributions....     3,225,575       63,494,283
Shares reacquired................   (16,281,521)    (328,591,719)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     5,131,476      107,711,496
Shares issued upon conversion
  and/or exchanged from Class
  B..............................     1,987,257       39,239,381
                                    -----------    -------------
Net increase in shares
  outstanding....................     7,118,733    $ 146,950,877
                                    -----------    -------------
                                    -----------    -------------
Class B
---------------------------------
Year ended October 31, 1999:
Shares sold......................     5,716,752    $ 108,733,754
Shares issued in reinvestment of
  dividends and distributions....     4,509,403       80,447,105
Shares reacquired................   (21,658,431)    (404,250,026)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................   (11,432,276)    (215,069,167)
Shares reacquired upon conversion
  into Class A...................    (2,833,175)     (53,289,360)
                                    -----------    -------------
Net decrease in shares
  outstanding....................   (14,265,451)   $(268,358,527)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold......................    21,354,121    $ 438,253,055
Shares issued in reinvestment of
  dividends and distributions....     6,214,814      121,857,308
Shares reacquired................   (15,295,489)    (302,422,093)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................    12,273,446      257,688,270
Shares reacquired upon conversion
  into Class A...................    (1,995,029)     (39,239,381)
                                    -----------    -------------
Net increase in shares
  outstanding....................    10,278,417    $ 218,448,889
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
---------------------------------   -----------    -------------
Year ended October 31, 1999:
Shares sold......................       736,586    $  14,065,037
Shares issued in reinvestment of
  dividends and distributions....       139,408        2,487,645
Shares reacquired................    (1,055,951)     (19,790,850)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (179,957)   $  (3,238,168)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold......................     1,490,743    $  30,682,873
Shares issued in reinvestment of
  dividends and distributions....       109,439        2,144,607
Shares reacquired................      (410,298)      (8,131,504)
                                    -----------    -------------
Net increase in shares
  outstanding....................     1,189,884    $  24,695,976
                                    -----------    -------------
                                    -----------    -------------
Class Z
---------------------------------
Year ended October 31, 1999:
Shares sold......................     2,860,602    $  55,643,997
Shares issued in reinvestment of
  dividends and distributions....       607,453       10,942,674
Shares reacquired................    (3,605,044)     (68,591,022)
                                    -----------    -------------
Net decrease in shares
  outstanding....................      (136,989)   $  (2,004,351)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold......................     8,469,492    $ 171,000,282
Shares issued in reinvestment of
  dividends and distributions....       563,480       11,048,574
Shares reacquired................    (4,936,214)    (101,237,971)
                                    -----------    -------------
Net increase in shares
  outstanding....................     4,096,758    $  80,810,885
                                    -----------    -------------
                                    -----------    -------------

------------------------------------------------------------
Note 7. Dividends

On December 1, 1999 the Board of Trustees of the Fund declared the following dividends per share, payable on December 3, 1999 to shareholders of record on December 2, 1999.

                                     Class      Class B     Class
                                       A         and C        Z
                                   ---------   ---------   -------
Ordinary Income..................   $  0.09     $ 0.055    $0.1025
Short-Term Capital Gains.........     0.025       0.025      0.025
Long-Term Capital Gains..........      2.15        2.15       2.15

--------------------------------------------------------------------------------
                                       13

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                       Class A
                                                             ------------------------------------------------------------
                                                                                Year Ended October 31,
                                                             ------------------------------------------------------------
                                                               1999         1998         1997         1996         1995
                                                             --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $  18.63     $  21.00     $  15.43     $  14.40     $  14.03
                                                             --------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................        .33          .45          .45          .47          .48
Net realized and unrealized gain (loss) on investment
   transactions...........................................        .58         (.49)        6.29         1.75          .95
                                                             --------     --------     --------     --------     --------
   Total from investment operations.......................        .91         (.04)        6.74         2.22         1.43
                                                             --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income......................       (.33)        (.44)        (.43)        (.49)        (.54)
Dividends in excess of net investment income..............       (.03)          --           --           --           --
Distributions from net realized gains.....................      (1.06)       (1.89)        (.74)        (.70)        (.52)
                                                             --------     --------     --------     --------     --------
   Total distributions....................................      (1.42)       (2.33)       (1.17)       (1.19)       (1.06)
                                                             --------     --------     --------     --------     --------
Net asset value, end of year..............................   $  18.12     $  18.63     $  21.00     $  15.43     $  14.40
                                                             --------     --------     --------     --------     --------
                                                             --------     --------     --------     --------     --------
TOTAL RETURN(a):..........................................       5.03%        (.65)%      45.68%       15.97%       11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $619,469     $638,547     $570,146     $341,717     $276,990
Average net assets (000)..................................   $653,798     $655,776     $454,892     $310,335     $236,688
Ratios to average net assets:
   Expenses, including distribution fees..................       1.02%         .91%         .94%         .98%        1.03%
   Expenses, excluding distribution fees..................        .77%         .66%         .69%         .73%         .78%
   Net investment income..................................       1.71%        2.19%        2.32%        3.26%        3.36%
For Class A, B, C and Z shares:
Portfolio turnover rate...................................         17%          22%          36%          36%          74%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                           Class B
                                                             --------------------------------------------------------------------
                                                                                    Year Ended October 31,
                                                             --------------------------------------------------------------------
                                                                1999           1998           1997           1996          1995
                                                             ----------     ----------     ----------     ----------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $    18.57     $    20.93     $    15.39     $    14.36     $  14.00
                                                             ----------     ----------     ----------     ----------     --------
Income from investment operations
Net investment income.....................................          .19            .29            .29            .39          .37
Net realized and unrealized gain (loss) on investment
   transactions...........................................          .58           (.48)          6.29           1.71          .95
                                                             ----------     ----------     ----------     ----------     --------
   Total from investment operations.......................          .77           (.19)          6.58           2.10         1.32
                                                             ----------     ----------     ----------     ----------     --------
Less distributions
Dividends from net investment income......................         (.19)          (.28)          (.30)          (.37)        (.44)
Dividends in excess of net investment income..............         (.03)            --             --             --           --
Distributions from net realized gains.....................        (1.06)         (1.89)          (.74)          (.70)        (.52)
                                                             ----------     ----------     ----------     ----------     --------
   Total distributions....................................        (1.28)         (2.17)         (1.04)         (1.07)        (.96)
                                                             ----------     ----------     ----------     ----------     --------
Net asset value, end of year..............................   $    18.06     $    18.57     $    20.93     $    15.39     $  14.36
                                                             ----------     ----------     ----------     ----------     --------
                                                             ----------     ----------     ----------     ----------     --------
TOTAL RETURN(a):..........................................         4.25%         (1.35)%        44.60%         15.12%       10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $1,006,346     $1,299,962     $1,250,216     $  929,948     $906,793
Average net assets (000)..................................   $1,200,663     $1,391,826     $1,072,118     $  951,220     $911,856
Ratios to average net assets:
   Expenses, including distribution fees..................         1.77%          1.66%          1.69%          1.73%        1.78%
   Expenses, excluding distribution fees..................          .77%           .66%           .69%           .73%         .78%
   Net investment income..................................          .98%          1.44%          1.60%          2.51%        2.66%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                    Class C
                                                             -----------------------------------------------------
                                                                            Year Ended October 31,
                                                             -----------------------------------------------------
                                                              1999        1998        1997        1996       1995
                                                             -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $ 18.57     $ 20.93     $ 15.39     $14.36     $14.00
                                                             -------     -------     -------     ------     ------
Income from investment operations
Net investment income.....................................       .19         .30         .37        .38        .40
Net realized and unrealized gain (loss) on investment
   transactions...........................................       .58        (.49)       6.21       1.72        .92
                                                             -------     -------     -------     ------     ------
   Total from investment operations.......................       .77        (.19)       6.58       2.10       1.32
                                                             -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income......................      (.19)       (.28)       (.30)      (.37)      (.44)
Dividends in excess of net investment income..............      (.03)         --          --         --         --
Distributions from net realized gains.....................     (1.06)      (1.89)       (.74)      (.70)      (.52)
                                                             -------     -------     -------     ------     ------
   Total distributions....................................     (1.28)      (2.17)      (1.04)     (1.07)      (.96)
                                                             -------     -------     -------     ------     ------
Net asset value, end of year..............................   $ 18.06     $ 18.57     $ 20.93     $15.39     $14.36
                                                             -------     -------     -------     ------     ------
                                                             -------     -------     -------     ------     ------
TOTAL RETURN(a):..........................................      4.25%      (1.35)%     44.60%     15.12%     10.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $33,685     $37,988     $17,911     $8,511     $4,586
Average net assets (000)..................................   $36,981     $31,345     $11,432     $6,730     $3,132
Ratios to average net assets:
   Expenses, including distribution fees..................      1.77%       1.66%       1.69%      1.73%      1.78%
   Expenses, excluding distribution fees..................       .77%        .66%        .69%       .73%       .78%
   Net investment income..................................       .98%       1.47%       1.53%      2.51%      2.57%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------

                                                                                  Class Z
                                                             -------------------------------------------------
                                                                                                    March 1,
                                                                                                     1996(c)
                                                                  Year Ended October 31,             Through
                                                             ---------------------------------     October 31,
                                                               1999         1998        1997          1996
                                                             --------     --------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................   $  18.64     $  21.00     $ 15.42       $ 15.13
                                                             --------     --------     -------     -----------
Income from investment operations
Net investment income.....................................        .38          .52         .36           .38
Net realized and unrealized gain (loss) on investment
   transactions...........................................        .58         (.51)       6.43           .30
                                                             --------     --------     -------     -----------
   Total from investment operations.......................        .96          .01        6.79           .68
                                                             --------     --------     -------     -----------
Less distributions
Dividends from net investment income......................       (.38)        (.48)       (.47)         (.39)
Dividends in excess of net investment income..............       (.03)          --          --            --
Distributions from net realized gains.....................      (1.06)       (1.89)       (.74)           --
                                                             --------     --------     -------     -----------
   Total distributions....................................      (1.47)       (2.37)      (1.21)         (.39)
                                                             --------     --------     -------     -----------
Net asset value, end of period............................   $  18.13     $  18.64     $ 21.00       $ 15.42
                                                             --------     --------     -------     -----------
                                                             --------     --------     -------     -----------
TOTAL RETURN(a):..........................................       5.28%        (.40)%     46.12%         4.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................   $136,529     $142,918     $74,956       $44,509
Average net assets (000)..................................   $144,747     $103,474     $57,369       $24,641
Ratios to average net assets:
   Expenses, including distribution fees..................        .77%         .66%        .69%          .73%(b)
   Expenses, excluding distribution fees..................        .77%         .66%        .69%          .73%(b)
   Net investment income..................................       1.97%        2.49%       2.58%         3.51%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

Report of Independent Accountants                  PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Prudential Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Income Fund (the 'Fund') at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 5, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 28, 1999
--------------------------------------------------------------------------------
                                       18

Federal Income Tax Information (Unaudited)         PRUDENTIAL EQUITY INCOME FUND
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of dividends paid by the Fund during its fiscal year ended October 31, 1999.

During the fiscal year ended October 31, 1999, the Fund paid dividends of $1.42 per Class A share, $1.28 per Class B share, $1.28 per Class C share and $1.47 per Class Z share. Of these amounts, $.69 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at 20% rate gain. The remaining $.73 per Class A share, $.585 per Class B share, $.585 per Class C share and $.775 per Class Z share represents dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.09 and $.09 per Class A, Class B, Class C and Class Z shares of short-term capital gains and long-term capital gains, respectively. Further, we wish to advise you that 67.6% of the ordinary income dividends paid in the fiscal year ended October 31, 1999 qualified for the corporate dividends received deduction available to corporate taxpayers.

   For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099.
--------------------------------------------------------------------------------
                                       19

Comparing a $10,000 Investment
------------------------------------------------------
Prudential Equity Income Fund vs. the S&P 500 Index

Class A                  Average Annual Total Returns
(GRAPH)                                 As of 10/31/99

                         With Sales Load
                         Since Inception        12.78%
                         Five Years             13.23%
                         One Year               -0.22%

                         Without Sales Load
                         Since Inception        13.38%
                         Five Years             14.40%
                         One Year                5.03%

Class B                      Average Annual Total Returns
(GRAPH)                                    As of 10/31/99

                             With Sales Load
                             Since Inception        11.22%
                             Ten Years              11.98%
                             Five Years             13.43%
                             One Year               -0.75%

                             Without Sales Load
                             Since Inception        11.22%
                             Ten Years              11.98%
                             Five Years             13.55%
                             One Year                4.25%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class
(or for the past ten years for Class B shares).

These graphs compare a $10,000 investment in Prudential
Equity Income Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values of Class A, C, and Z shares at the commencement of operations, at the beginning of the ten-year period for Class B shares, and at the end of the fiscal year (October
31), as measured on a quarterly basis, beginning in 1990
for Class A, 1989 for Class B, 1994 for Class C, and 1996 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in

Class C                       Average Annual Total Returns
(GRAPH)                                     As of 10/31/99

                              With Sales Load
                              Since Inception        12.75%
                              Five Years             13.32%
                              One Year                2.20%

                              Without Sales Load
                              Since Inception        12.97%
                              Five Years             13.55%
                              One Year                4.25%

Class Z                       Average Annual Total Returns
(GRAPH)                                      As of 10/31/99

                              Since Inception        13.72%
                              One Year                5.28%

Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1999; (c) all recurring fees (including management fees) were deducted;
and (d) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies that gives a broad look at how stock prices have performed. The Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Class    NASDAQ     Cusip
A        PBEAX    743916207
B        PBQIX    743916108
C        PEICX    743916306
Z        PEIZX    743916405

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.

Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza, Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street, Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive, North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005, New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas, New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street, Chicago, IL 60610-4795

Prudential Investments is a unit of The Prudential Insurance
Company of America, 751 Broad Street, Newark, NJ 07102.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF131E